SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 15, 2007 (March 13, 2007)

AMC ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8747	43-1304369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code

(816) 221-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Amendment to Senior Secured Credit Facility

On March 13, 2007, AMC Entertainment Inc., the guarantors named therein, Citibank, N.A., as Administrative Agent, and the lenders party thereto entered into Amendment No. 2 to its senior secured credit facility.  The purpose of the amendment was, among other things, to lower the interest rates related to our term loan, reduce our unused commitment fee and amend the change of control definition so that Marquee Holdings Inc.’s proposed initial public offering and the related transactions will not constitute a change of control.

A copy of the Amendment No. 2 to the Credit Agreement is incorporated by reference herein as Exhibit 10.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

* 10.1	Amendment No. 2 to Credit Agreement, dated as of March 13, 2007, between AMC Entertainment Inc., and Citicorp North America, as Administrative Agent.

______________________

*                    Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007	AMC ENTERTAINMENT INC.

	By:	/s/ CRAIG R. RAMSEY
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
*10.1	Amendment No. 2 to Credit Agreement, dated as of March 13, 2007, between AMC Entertainment Inc., and Citicorp North America, as Administrative Agent.

______________________

*                    Filed herewith